SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): July 12, 2007

FIRST CAPITAL BANCORP, INC.

(Name of Small Business Issuer in its charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road, Suite 200 Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (804) 273-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Registrant issued press releases dated June 14, 2007, reporting the pricing of its common stock offering and issued a press release dated July 12, 2007, reporting the exercise of over-allotment option for the common stock offering. Copies of the press releases are being furnished as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being furnished pursuant to Item 8.01 above.

Exhibit No.	Description
99.1	Press Release dated June 14, 2007

99.2	Press Release dated July 12, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: July 16, 2007	By:	/s/ William W. Ranson
William W. Ranson
Chief Financial Officer, Treasurer & Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 14, 2007

99.2	Press Release dated July 12, 2007

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